UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 12, 2026, the Company held its Annual Meeting. There were 412,968,059 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The nine directors were elected at the Annual Meeting for a one-year term based upon the following votes:
	Director Nominee	For	Against	Abstain	Broker Non-Votes
	Jessica L. Blume	321,886,427	51,797,084	8,877,448	30,407,100
	Kenneth A. Burdick	378,901,985	3,556,233	102,741	30,407,100
	Christopher J. Coughlin	366,106,081	16,291,132	163,746	30,407,100
	H. James Dallas	373,767,954	8,677,435	115,570	30,407,100
	Frederick H. Eppinger	352,826,955	29,600,208	133,796	30,407,100
	Monte E. Ford	378,714,961	3,732,829	113,169	30,407,100
	Sarah M. London	379,273,463	3,175,991	111,505	30,407,100
	Theodore R. Samuels	358,269,443	23,567,607	723,909	30,407,100
	Kenneth Y. Tanji	359,557,329	22,047,781	955,849	30,407,100

2.	Non-binding advisory vote on executive compensation. The Company's executive compensation was approved by a non-binding advisory vote based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		349,896,589	31,993,126	671,244	30,407,100

3.
Ratification of the appointment of KPMG LLP. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026, was ratified based upon the following votes:

		For	Against	Abstain
		390,477,647	22,337,787	152,625

4.	Shareholder proposal regarding an independent board chairman. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		72,839,667	308,562,931	1,158,361	30,407,100

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 12, 2026, in connection with the previously announced appointments of Daniel Finke as Group President, Medicaid and Marketplace and Michael Carson as Group President, Medicare and Specialty, the Board of Directors determined that the following individuals are the Company's executive officers: Sarah London, Chief Executive Officer; Drew Asher, Chief Financial Officer; Daniel Finke, Group President, Medicaid and Marketplace; Michael Carson, Group President, Medicare and Specialty; Susan Smith, Chief Operations Officer; Christopher Koster, General Counsel; and Theodore Pienkos, Corporate Controller and Chief Accounting Officer. Tanya McNally continues to serve as the Company's Chief People Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 15, 2026	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel